                                                                   Exhibit 10.66

                SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASES

     THIS SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASES ("Agreement") is dated for reference as of the 25th day of March, 2002, by and between Med Diversified, Inc., a Nevada corporation, formerly known as e-MedSoft.com, on the one hand (hereinafter "MED"), and Cappello Capital Corp., a California corporation, on the other hand (hereinafter "CAPPELLO), as well as any of their affiliates, predecessors, successors or assigns as set forth herein. This Agreement shall become effective on the Effective Date, as defined below.

                                    RECITALS

     A. MED and CAPPELLO have a series of disputes arising out of their pre-existing business relationships. MED filed a lawsuit in Los Angeles Superior Court (Case No. SC 069391) which MED has since dismissed without prejudice, and MED filed an arbitration governed by the American Arbitration Association (Case No. 50 T 168005151) (the lawsuit and the arbitration collectively referred to herein as the "Lawsuits"). The purpose of this Agreement is to settle and compromise - in the manner set forth herein - all the Lawsuits and potential actions that have been brought or could have been brought as between MED and CAPPELLO prior to the date of this Agreement.

     B. The term "Settlement Documents" used herein shall mean collectively this Agreement, the Warrant Surrender Letter and Registration Rights Agreement, as defined below, and all of the exhibits hereto and thereto. Terms defined in any of the Settlement Documents shall have the same meaning in each other Settlement Document.

     NOW, THEREFORE, in consideration of the promises, mutual covenants and obligations set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows;

                                    AGREEMENT

     1. CAPPELLO WARRANT. A true and correct copy of the registration rights agreement concurrently issued and delivered by MED to CAPPELLO is appended hereto and marked Exhibit "A" ("Registration Rights Agreement"). The Registration Rights Agreement applies to the Shares and the Warrant Shares (as defined below). The Registration Rights Agreement is hereby declared fully enforceable by CAPPELLO against MED, and CAPPELLO shall be entitled to unconditional piggyback registration rights in connection with the Shares and the underlying shares of MED common stock represented by the Replacement Warrant ("Warrant Shares"). MED covenants and agrees that it shall include the Shares and the Warrant Shares in the immediately next registration statement filed by MED with the Securities and Exchange Commission ("Registration Statement") which MED anticipates will be filed with the SEC in April 2002. MED shall use its best efforts to cause such Registration Statement to become effective. MED further covenants and agrees that it shall comply with all provisions set forth in the Registration Rights Agreement. If such Registration Statement shall be withdrawn or abandoned, then MED shall include the Shares and the Warrant Shares in its next subsequent registration statement filed by MED with the SEC, and MED shall comply with all provisions set forth in the Registration Rights Agreement. CAPPELLO may exercise its unconditional piggyback registration rights from time to time until all the Shares and the Warrant Shares shall have been registered pursuant to a registration statement declared effective by the SEC or until CAPPELLO shall have actually transferred the last of the Shares and the Warrant Shares pursuant to Rule 144 in lieu of any such registration. For purposes of this Agreement, the terms "Shares" and "Replacement Warrant" shall have the same meaning as set forth in Exhibit "B" appended hereto ("Warrant Surrender Letter").

     2. MUTUAL GENERAL RELEASES AND DISMISSALS WITH PREJUDICE.

          a. Excepting the obligations set forth in these Settlement Documents. CAPPELLO, for itself and for its past and present shareholders, employees, officers, directors, predecessors, successors, assigns, partners, affiliates, subsidiaries, advisors, agents and attorneys, and those who at any time purport for any reason to be acting in association with it or on its behalf (collectively "CAPPELLO Group"), do hereby forever and finally release, relieve, acquit, remise, absolve and discharge MED and its past and present shareholders, employees, officers, directors, predecessors, successors, assigns, partners, affiliates, subsidiaries, advisors, agents and attorneys and those who at any time purport for any reason to be acting in association with it or on its behalf ( collectively "MED Group") from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions and causes of action, of whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the CAPPELLO Group may have against the MED Group based upon, related to, or arising from, any matter, cause, fact, act or omission, including, without limitation, arising from the CAPPELLO engagement letter dated February 20, 2001, the facts alleged in or underlying the Lawsuits, including, without limitation, the filing thereof, and matters existing by reason of any contract (expressed or implied in fact or implied in law), occurring, or arising from or existing in connection therewith at the time of and including the Effective Date. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

          b. Excepting the obligations set forth in these Settlement Documents, the MED Group does hereby forever and finally release, relieve, acquit, remise, absolve and discharge the CAPPELLO Group from any and all losses, claims, debts, liabilities, demands, obligations, promises, acts, omissions, agreements, costs, expenses, damages, injuries, suits, actions and causes of action, or whatever kind or nature, whether known or unknown, suspected or unsuspected, contingent or fixed, that the MED Group may have against the CAPPELLO Group based upon, related to, or arising from, any matter, cause, fact, act or omission, including, without limitation, arising from the CAPPELLO engagement letter dated February 20, 2001, the facts alleged in or underlying the Lawsuits, including, without limitation, the filing thereof, and matters existing by reason of any contract (expressed or implied in fact or implied in law), occurring or arising from, or existing in connection therewith, at the time of and including the Effective Date. Each person released by operation of this Agreement is an intended third party beneficiary of this Agreement.

          c. Nothing herein shall operate, nor is it intended to operate, in any manner to release, limit, offset or otherwise reduce the legal rights (i) the MED Group has against Hoskin International, Ltd., Rhino Advisors or any entity appertaining, relating or affiliated with such entities ("Hoskins Group") or
(ii) the Cappello Group has against Quantum Digital Solutions. MED acknowledges that, in connection with its actions and claims made against the Hoskins Group that CAPPELLO and members of the CAPPELLO Group may be called to testify, at a deposition or otherwise, or respond to discovery requests regarding matters relating to this Agreement and any exhibits hereto, the Original Warrant, the Registration Rights Agreement, the agreements entered into between MED and Hoskin International, Ltd. and/or any other member of the Hoskin Group, and that, in responding truthfully, such testimony or other communications may be adverse to the interests of MED. MED acknowledges and agrees that, notwithstanding that any such communication made by CAPPELLO or the CAPPELLO Group may be adverse to the interests of MED, no such communication shall limit, affect, impair or otherwise modify any of the rights or obligations of MED or CAPPELLO, or the CAPPELLO Group or the MED Group, relating to or arising from this Agreement, the Settlement Documents or any exhibit or other agreement or instrument delivered in connection herewith and therewith.

     3. FINALITY AND SCOPE OF RELEASES. The parties hereto acknowledge and agree that it is their intention, through this Agreement and the releases set forth above, to fully, finally and forever settle and release each other from all those matters released herein, and all claims related thereto, which do now exist, may exist or heretofore have existed, or may hereafter exist. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortiuously concealed from the aggrieved party. MED hereby specifically withdraws its claims against CAPPELLO and members of the CAPPELLO Group by which MED alleged that CAPPELLO and certain members of the CAPPELLO Group committed any fraud, misrepresentation, breach of duty, or other intentional or willful act.

     4. RELEASES OF UNKNOWN OR UNSUSPECTED CLAIMS. THE PARTIES HAVE BEEN INFORMED BY THEIR RESPECTIVE ATTORNEYS AND ADVISORS ABOUT CALIFORNIA CIVIL CODE
SECTION 1542, AND THE PARTIES ACKNOWLEDGE THAT THEY ARE FAMILIAR WITH AND HEREBY EXPRESSLY WAIVE THE PROVISIONS OF THIS SECTION, AND ANY SIMILAR STATUTE, CODE, LAW OR REGULATION OF ANY STATE IN THE UNITED STATES TO THE FULLEST EXTENT THAT THEY MAY WAIVE SUCH RIGHTS AND BENEFITS. SECTION 1542 OF THE CALIFORNIA CIVIL CODE PROVIDES:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     5. FINAL ACCORD AND SATISFACTION. This Agreement and the releases contained herein, as well as the Settlement Documents, the exhibits hereto and thereto and any other agreements delivered by the parties hereto, are intended to be final and binding between the parties hereto and are further to be effective as a full and final accord and satisfaction between the parties hereto. Each party to this Agreement and the Settlement Documents expressly relies on the finality of this Agreement and the Settlement Documents as a substantial, material factor inducing that party's execution of this Agreement and the Settlement Documents.

     6. THE EFFECT OF DISCOVERY OF DIFFERENT OR ADDITIONAL FACTS. The parties hereto acknowledge that they are aware that they may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which they now know or believe to be true pertaining to the matters released herein. Nevertheless, it is the intention of the parties hereto, through this Agreement and the releases herein, to fully, finally, and forever settle and release all such matters, and all claims and parties related thereto, which do now exist, may exist in the future or heretofore have existed. In furtherance of such intention, the releases herein given shall be and remain in effect as a full and complete release of such matters and parties, notwithstanding the discovery or existence of any such additional or different claims or facts or parties related thereto by the parties hereto. In entering into these releases, the parties hereto are not relying upon any statement, representation, inducement or promise of any other parties, except as expressly stated in this Agreement. It is the intent of the parties to this Agreement to release each other from claims or causes of action arising from facts that were willfully, wrongfully, or tortiuously concealed from the aggrieved parties.

     7. ASSUMPTION OF RISKS. In entering into this Agreement and the releases contained herein, the parties hereto recognize that no facts or representations are ever absolutely certain; accordingly, each party hereto assumes the risk of any misrepresentation, concealment or mistake, and if any party hereto should subsequently discover that any fact the said party relied upon in entering into this Agreement was untrue, or that any fact was concealed from that party, or that any understanding of the facts or the law was incorrect, said party shall not be entitled to set aside this Agreement by reason thereof, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. This Agreement and the releases contained herein are intended to be final and binding upon the parties hereto, and each of them, and is further intended to be effective as a full and final accord and satisfaction among the parties hereto, regardless of any claim of fraud, misrepresentation, promise made without the intention of performing it, fraud in the inducement, concealment of fact, mistake of fact or law, or any other circumstances whatsoever. Each party relies upon the finality of this Agreement and the releases herein as a material factor inducing the party's execution of this Agreement.

     8. GENERALITY AND SPECIFICITY OF RELEASES; COVENANT NOT TO SUE OR MAKE CLAIMS/NON-DISPARAGEMENT. The parties hereto intend these releases to be consumed in the broadest possible terms so that the effect of this Agreement is that the persons released hereby may not be sued by the persons releasing them hereby, whether directly or indirectly, and no claims may be made related to such releases whether by way of offset or otherwise or in any manner and for any reason, under any theory of fact, under any theory of law, under any alleged set of facts, under any alleged reading of the law and under or pursuant to any claim of any kind, including (without limitation) claims for negligence, breach of contract, fraud, theft, breach of fiduciary duty, lender liability or for any of the disputes described in any of the recitals set forth above. Each party hereby agrees not to disparage the other party or the CAPPELLO Group or the MED Group, respectively, in any communication after the date of this Agreement relating to events occurring prior to the date of this Agreement; provided that nothing herein shall be construed to limit or impair the rights and duties of any party to comply with legal process or any order in any court or governmental agency, nor to comply with the disclosure requirements of any applicable state or federal securities laws.

     9. INVALIDITY. Any portion or provision of this Agreement or any exhibit hereto which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining portions or provisions thereof in such jurisdiction or, to the extent permitted by law, without rendering that or any other portion or provision thereof invalid, illegal or unenforceable in any other jurisdiction.

     10. EQUITABLE REMEDIES. In addition to legal remedies to the extent allowed pursuant to this Agreement or the settlement documents or by law, in recognition of the fact that remedies at law may not be sufficient, the parties hereto (and their successors) shall be entitled to equitable remedies including, without limitation, specific performance and injunction, in the event of a breach of this Agreement or any of the Settlement Documents or any exhibits hereto or thereto, including, without limitation, the breach of MED's obligations set forth in Section 1 and Section 3 hereof.

     11. ARTICLES AND SECTION HEADINGS. The Article and Section headings included in this Agreement are for the convenience of the parties only and shall not effect the construction or interpretation of this Agreement.

     12. COUNTERPARTS. This Agreement may be executed in several counterparts each one of which shall be an original and all of which shall constitute one and the same document.

     13. FAX SIGNATURES. Facsimile copies of signatures on this agreement and the Settlement Documents shall be deemed valid and original.

     14. FEES AND EXPENSES. Each party shall pay all fees and expenses, however described incurred by it in connection with this transaction or with any dispute, services, or other interaction occurring prior to the Effective Date.

     15. NOTICES. Any notices which any party is required or may desire to give to any other party or parties under this Agreement shall be in writing, and shall be given by addressing the same to such other party or parties at the address set forth below, and by depositing the same so addressed, postage prepaid, certified mail, return receipt requested, in the United States mail, by delivering the same personally to such other party or parties or by facsimile. A party may change its address for the service of notice by written notice given to the other parties in the manner herein provided.

          If to MED:

                   Med Diversified, Inc.
                   200 Brickstone Square, Suite 403
                   Andover, MA 01810
                   Attention: Frank P. Magliochetti, Jr. Chairman, President and CEO
                   Facsimile: (978) 656-9668

          with a copy to:
          (which shall not constitute notice)

                   Manatt, Phelps & Phillips
                   Steven M. Goldberg
                   11355 W. Olympic Boulevard
                   Los Angeles, CA 90064
                   Telephone: (310) 312-4000
                   Facsimile: (310) 312-4224

          If to CAPPELLO:

                   Cappello Capital Corp.
                   100 Wilshire Boulevard, Suite 1200
                   Santa Monica, CA 90401
                   Attention: Gerald K. Cappello, President and CEO
                   Facsimile: (310) 393-4838

     16. GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to its choice of law provisions. MED and CAPPELLO irrevocably agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within Los Angeles County, State of California with regard to any controversy arising out of or relating to this Agreement, and irrevocably waive any objection to improper venue and inconvenient forum. The prevailing party in any such action or proceeding shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party.

     17. ENTIRE AGREEMENT AMENDMENTS AND WAIVER. This Agreement, the Settlement Documents, all exhibits hereto or thereto and any other agreements and instruments delivered by the parties in connection herewith or therewith constitute the entire agreement between the parties pertaining to the subject matter contained herein, and supersede all prior and contemporaneous agreements, representations and understandings -- whether oral, written or both -- of the parties with respect to the subject matter hereof. In the case of this particular Agreement and the Settlement Documents, there have been no prior or contemporaneous agreement and the Settlement Documents, there have been no prior or contemporaneous agreements, representations and understandings between or among the parties hereto or thereto, and the only agreement that formed the topic of negotiations and discussions is contained herein or therein. The parties agree that this Agreement, the Settlement Documents and any exhibits hereto and thereto may not be modified, and that no attempted modification by the parties shall be binding upon either party hereto, unless contained in a written instrument executed by all the parties to this Agreement. Accordingly, this Agreement, the Settlement Documents and any exhibits hereto and thereto may not be modified by a writing that is unsigned by one or all of the parties hereto, and this Agreement and the Settlement Documents may not be modified by any oral amendment, oral agreement or other oral modification.

     18. LEGAL ADVICE. The parties hereby acknowledge that they have received or have had an opportunity to receive independent legal advice from attorneys of their choice with respect to the advisability of executing this Agreement, the Settlement Documents and any exhibits hereto and thereto and the other documents relating to this transaction. Prior to the execution of this Agreement, the Settlement Documents and exhibits hereto or thereto and in accordance with these opportunities, each party made all desired changes to this Agreement, the Settlement Documents and the exhibits hereto and thereto. Each party and its attorneys have made such investigation of the facts pertaining to this Agreement, the Settlement Documents and the exhibits hereto and thereto, and any of the matters appertaining thereto as they deemed necessary. Each party certifies that they have read this Agreement, the Settlement Documents and the exhibits hereto and thereto, and fully understand them and that they have executed them voluntarily, free of any duress, force, or undue influence of any party or any person.

     19. WARRANTIES. Each party hereto represents and warrants that it is the owner of all claims and causes of action released by that party herein, that it has the full power and authority to enter into this Agreement and that it has received all necessary approvals required thereto, including, without limitation, approval of this Agreement and the Settlement Documents by its board of directors.

     20. CONDITIONS PRECEDENT. The releases and other agreements of the parties given and made herein are expressly subject to and shall be effective only upon the execution of this Agreement by MED and CAPPELLO and upon satisfaction of all of the following conditions precedent (the date on which all of such conditions precedent shall be satisfied, or waived in writing by CAPPELLO, is referred to herein as the "Effective Date"):

     MED shall have caused to be delivered to CAPPELLO all of the following: (i) the Registration Rights Agreement appended hereto marked Exhibit "A"; (ii) the Warrant Surrender Letter fully executed by MED in the form of Exhibit "B"; (iii) all of the documents and instruments referred to in the Warrant Surrender Letter; and (iv) the agreement granting shares of MED common stock fully executed by MED in the form of Exhibit "C." MED acknowledges that the delivery of each of the foregoing documents and instruments is a material inducement to CAPPELLO entering into this Agreement.

     IN WITNESS HEREOF, the parties hereto have themselves, or through their duly authorized representatives, executed this Agreement, the Settlement Documents and all exhibits hereto and thereto as of the date first set forth above.

"MED"                                    "CAPPELLO"

MED DIVERSIFIED, INC.                    CAPPELLO CAPITAL CORP.
a Nevada corporation                     a California corporation

By:   /s/ Frank P. Magliochetti, Jr.     By:
      ---------------------------            ------------------------------
      Frank P. Magliochetti, Jr.               Gerard K. Cappello
Its:  Chairman, President and CEO        Its:  President and CEO

     IN WITNESS HEREOF, the parties hereto have themselves, or through their duly authorized representatives, executed this Agreement, the Settlement Documents and all exhibits hereto and thereto as of the date first set forth above.

"MED"                                    "CAPPELLO"

MED DIVERSIFIED, INC.                    CAPPELLO CAPITAL CORP.
a Nevada corporation                     a California corporation

By:                                      By:   /s/ Gerard K. Cappello
    ------------------------------       ---------------------------
      Frank P. Magliochetti, Jr.               Gerard K. Cappello
Its:  Chairman, President and CEO        Its:  President and CEO

                              Med Diversified, Inc.
                        200 Brickstone Square, Suite 403
                          Andover, Massachusetts 01810

                                 March 25, 2002

Cappello Capital Corp.
100 Wilshire Boulevard, Suite 1200
Santa Monica, California 90401
Attention: Gerard K. Cappello, President

Gentlemen:

     This letter confirms our agreement that, in consideration and exchange for that certain Warrant granted by us to Cappello Capital Corp., a California corporation ("CAPPELLO") dated February 20, 2001, to purchase Three Million One Hundred Thirty-One Thousand Four Hundred Fifty-Nine (3,131,459) shares of Med Diversified, Inc. ("MED") common stock ("Original Warrant"), we shall cause to be issued to CAPPELLO or its designees, one or more certificates representing in the aggregate One Million (1,000,000) shares ("Shares") of common stock of Med Diversified, Inc. ("MED") and one or more Warrants to purchase in the aggregate One Million Five Hundred Thousand (1,500,000) shares of MED common stock (collectively "Replacement Warrants") upon the terms and conditions set forth in the Replacement Warrant appended hereto, in exchange for the surrender and cancellation of the Original Warrant. A copy of the fully executed certificate(s) representing the Shares is appended hereto marked Exhibit "A" and a copy of the fully executed Replacement Warrants is appended hereto marked Exhibit "B." The Shares and the Replacement Warrants are hereby declared fully earned and enforceable by CAPPELLO against MED.

     No later than March 31, 2002, MED shall cause an opinion of its counsel to be delivered to it and to MED's stock transfer agent stating that the Shares, and the Warrant Shares upon exercise of the Replacement Warrants, are freely tradable by CAPPELLO, or its designees, subject only to compliance with Rule 144 regarding securities held for more than one year, unless such securities shall have been otherwise registered under the federal securities laws. Except as required by state or federal securities laws, such opinion letter shall not contain any statements contradictory to the foregoing or which create other restrictions upon the sale of the Shares or the Warrant Shares.

                                 Med Diversified, Inc.
                                 a Nevada corporation

                                 By:   /s/ Frank P. Magliochetti, Jr.
                                       --------------------------------------
                                       Frank P. Magliochetti, Jr.
                                       Chairman, President and CEO
Read and Accepted

Cappello Capital Corp.
a California corporation

By:
    ---------------------------
      Gerard K. Cappello
Its:  President

                             MED DIVERSIFIED, INC.
                        200 Brickstone Square, Suite 403
                          Andover, Massachusetts 01810

                                 March 25, 2002

Alexander L. Cappello
100 Wilshire Boulevard, Suite 1200
Santa Monica, California 90101

Robert Deutschman
100 Wilshire Boulevard, Suite 1200
Santa Monica, California 90401

Gentlemen:

     This letter confirms our agreement that, for good and valuable consideration had and received, we shall cause to be issued to each of you 158,126 shares of common stock of MED Diversified, Inc. ("MED") in accordance with MED's stock plans. Such 316,252 shares of MED common stock are referred to herein collectively as the "Corporate Finance Shares." If the Corporate Finance Shares have not previously been registered, MED shall file a registration statement with the Securities and Exchange Commission on Form S-8 covering the Corporate Finance Shares on or before April 12, 2002, and shall use its best efforts to cause such Registration Statement to become effective as soon as practicable and thereafter to be available for two (2) years from the date of this Agreement. Subject to registration of the Corporate Finance Shares, or pursuant to any exemption provided by Rule 144, the Corporate Finance Shares shall be freely transferable without limitation. The parties acknowledge that time is of the essence.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to its choice of law provisions MED, Cappello Capital Corp. and you irrevocably agree to submit to the in personam jurisdiction of the state and federal courts situated within Los Angeles County, State of California with regard to any controversy arising out of or relating to this Agreement, and irrevocably waive any objection to improper venue and inconvenient forum. The prevailing party in any such action or proceeding shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party.

     This Agreement constitutes the entire agreement between the parties pertaining to the Corporate Finance Shares and the registration thereof and supersedes all prior and contemporaneous agreements, representations and understandings, whether oral; written or both, with respect to the subject matter hereof. This agreement may not be modified except in a written instrument executed by all of the parties hereto.

Alexander L. Cappello
Robert Deutschman
March 11, 2002
Page 2 of 2

     MED shall notify Alexander L. Cappello and Robert Deutschman promptly upon the filing of the Registration Statement and promptly following the date that such Registration Statement shall become effective.

     Please confirm our agreement regarding the foregoing by signing the acknowledgment below.

                                          MED DIVERSIFIED, INC.,
                                          a Nevada corporation

                                          By:   /s/ Frank P. Magliochetti, Jr.
                                                --------------------------------
                                               Frank P. Magliochetti, Jr.
                                               Chairman, President and CEO
READ AND APPROVED
as of the date first set forth above:





------------------------------------
Alexander L. Cappello



------------------------------------
Robert Deutschman

                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of March 25, 2002, between Cappello Capital Corp. ("Cappello") and Med Diversified, Inc. (formerly known as e-Medsoft.com) ("Company").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the parties are entering into a warrant surrender agreement, dated as of the date hereof ("Warrant Surrender Agreement"), by and between Cappello and the Company. (Terms not defined herein shall have the meanings ascribed to them in the Warrant Surrender Agreement and the Replacement Warrant); and

                  WHEREAS, the execution and delivery of this Agreement granting to Cappello the registration rights set forth herein with respect to the Shares and the Warrant Shares is a material part of the Warrant Surrender Agreement.

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. REGRISTRABLE SECURITIES. As used herein the term "Registrable Security" means all Shares and the Warrant Shares that have not been (i) sold under the Registration Statement, (ii) sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) otherwise transferred to persons who may trade such Shares and Warrant Shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Shares and Warrant Shares not bearing a restrictive legend or (iv) sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect under the Securities Act. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement. As used herein, the term "Shares" means collectively the Shares and the Warrant Shares, unless the context requires otherwise.

                  Section 2. RESTRICTIONS ON TRANSFER. Cappello acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Shares as provided herein, the Shares are "restricted securities" as defined in Rule 144. Cappello understands that no disposition or transfer of the Shares may be made by Cappello in the absence of
(i) an opinion of counsel to Cappello, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act, or (ii) such registration.

                  With a view to making available to Cappello the benefits of Rule 144, the Company agrees to:

                         (a) comply with the provisions of paragraph (c)(1) of Rule 144; and

                         (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to
     Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of Cappello, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

                  Section 3.   REGISTRATION RIGHTS WITH RESPECT TO THE SHARES.

                         (a) The Company agrees that if the Shares are not included within a registration statement on Form S-8 that has been declared effective by the Securities and Exchange Commission ("Commission") within sixty (60) days from the date hereof, it will include the Shares in the registration statement on Form S-1, which the Company anticipates filing with the Commission within forty-five (45) days after the date hereof (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(d) hereof, so as to permit a public offering and resale of the Shares under the Securities Act by Cappello.

                         (b) The Company shall use its best efforts to cause the Registration Statement to become effective as soon as practicable. The Company will notify Cappello of the effectiveness of the Registration Statement within one Trading Day of such event.

                         (c) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earliest of (i) the date that all the Shares have been disposed of pursuant to the Registration Statement, (ii) the date that all of the Shares have been sold pursuant to the Registration Statement, (iii) the date on which all Shares have been transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Shares not bearing a restrictive legend, (iv) the date on which all Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to Cappello, or (v) 12 months after the Effective Date, provided that the Company gives the investor 10 Trading Days' notice that the Registration Statement shall no longer be effective (the "Effectiveness Period").

                         (d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. Cappello shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Shares being registered and the fees and expenses of its counsel.

                         (e) Cappello and its counsel shall have a reasonable period, not to exceed five (5) Trading Days, to review those portions of the proposed Registration

     Statement or any amendment thereto, dealing with the Shares, the Warrant Shares, the transactions related thereto, and Cappello, prior to filing with the Commission and the Company shall provide Cappello with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof.

                         (f) The Company shall qualify any of the Shares for sale in such states as Cappello reasonably designates (not exceeding 10 in number) and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify any shares in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.

                         (g) The Company at its expense will supply Cappello with copies of the Registration Statement and the prospectus included therein (the "Prospectus") and other related documents in such quantities as may be reasonably requested by Cappello.

                         (h) The Company shall not be required by this Section 3 to include the Shares in any Registration Statement which is to be filed if, in the opinion of counsel for the Company the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities," as defined in Rule 144 under the Securities Act.

                  Section 4. COOPERATION WITH COMPANY. Cappello shall cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding Cappello and the proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement (if the offering is an underwritten offering) in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Cappello shall consent to be named as an underwriter in the Registration Statement. Cappello acknowledges that in accordance with current Commission policy, Cappello will be named as the underwriter of the Shares in the Registration Statement.

                  Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to Cappello's assistance and cooperation as reasonably required:

                         (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever Cappello shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto and (B) the Prospectus, and any amendment or supplement thereto, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                         (b) furnish to Cappello such numbers of copies of the Prospectus, including a preliminary prospectus or any amendment or supplement to any Prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents as Cappello may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                         (c) list such Registrable Securities on the Principal Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or the Nasdaq Stock Market;

                         (d) as promptly as practicable after becoming aware of such event, notify Cappello (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

                         (e) cooperate with Cappello to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificated for the Registrable Securities to be in such denominations or amounts, as the case may be, as Cappello reasonably may request and registered in such names as Cappello may request;

                         (f) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by Cappello of its registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary for issuers to perform under the circumstances;

                         (g)   Maintain a transfer agent for its Common Stock.

                  Section 6.   INDEMNIFICATION.

                         (a) The Company agrees to indemnify and hold harmless Cappello and each person, if any, who controls Cappello within the meaning of the Securities Act ("Distributing Person") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys'
     fees), to which the Distributing Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Person specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Person with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Person failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the Prospectus to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Person was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder.

                         (b) Each Distributing Person agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, the Prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, the Prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Person specifically for use in the preparation thereof. Notwithstanding anything to the contrary herein, the Distributing Person shall not be liable under this Section 6(b) for any amount in excess of the net proceeds to such Distributing person as a result of the sale of Registrable Securities pursuant to the Registration Statement.

                         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
     Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Person, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Person and the indemnifying party, and the Distributing Person and the indemnifying party shall have been issued an opinion by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Person (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Person, it being understood, however, that the indemnifying party shall in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Person, which firm shall be designated in writing by the Distributing Person and be approved by the indemnifying party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

                         All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner nor inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten
     (10) Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

                  Section 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Person shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Person on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Person agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Notwithstanding any other provision of this Section 7, in no event shall any (i) Distributing Person be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by Distributing Person from the sale of Cappello's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

                  Section 8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be delivered as set forth in the Replacement Warrant.

                  Section 9. ASSIGNMENT. Neither this Agreement nor any rights of Cappello or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Shares or Warrant Shares from Cappello other than through open-market sales, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate, officer or director of Cappello or Cappello Group, Inc., Cappello's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate, officer or director of Cappello or Cappello Group, Inc.) who agrees to be bound hereby.

                  Section 10. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

                  Section 11. REMEDIES AND SEVERABILITY. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

                  Section 12. CONFLICTING AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that prevents the Company from complying with all of its obligations hereunder.

                  Section 13. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  Section 14. GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to its choice of law provisions. The Company and Cappello irrevocably agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within Los Angeles County, State of California with regard to any controversy arising out of or relating to this Agreement, and irrevocably waive any objection to improper venue and inconvenient forum. The prevailing party in any such action or proceeding shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 25th day of March, 2002.

                                           MED DIVERSIFIED, INC.

                                           By:  /s/ Frank P. Magliochetti
                                                -------------------------------
                                                Frank P. Magliochetti, Chairman,
                                                President & CEO

                                           CAPPELLO CAPITAL CORP.

                                           By:
                                               --------------------------------
                                                 Authorized Signatory

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS.

                             STOCK PURCHASE WARRANT

                 To Purchase 1,500,000 Shares of Common Stock of

                             MED DIVERSIFIED, INC.

     This certifies that, for value received, Cappello Capital Corp. ("Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Initial Exercise Date (as defined below) and prior to the close of business on the Termination Date (as defined below) but nor thereafter, to subscribe for and purchase from Med Diversified, Inc. (formerly known as e-Medsoft.com), a corporation incorporated in the State of Nevada ("Company"), up to 1,500,000 shares (the "Warrant Shares") of Common Stock, $0.001 par value per share, of the Company ("Common Stock"). The purchase price of one share of Common Stock ("Exercise Price") under this Warrant shall be One Dollar Fifty Cents ($1.50). The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant replaces that certain warrant issued to Cappello Capital Corp. and dated February 20, 2001. This Warrant is effective as of March 25, 2002.

     1. TITLE TO WARRANT. Prior to the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. AUTHORIZATION OF SHARES. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.   EXERCISE OF WARRANT.

          (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times (i) on or after the effective date hereof (i.e., March 25, 2002), and, (ii) on or before the close of business on March 24, 2006, ("Termination Date") at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank (or by means of a cashless exercise) the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purpose, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid.

                  (b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (c) This Warrant shall also be exercisable by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A), where;

                        (A) = the average of the high and low trading prices per
                  share of Common Stock on the Trading Day preceding the date of such election on the Nasdaq Stock Market, or if the Common Stock is not traded on the Nasdaq Stock Market, then the Principal market in terms of volume;

                        (B) = the Exercise Price of this Warrant: and

                        (X) = the number of Warrant Shares issuable upon
                  exercise of this Warrant in accordance with the terms of this Warrant.

                  (d) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock owned by such Holder (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(d). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this Section 3(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and or which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm to accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(d). The provision of this Section 3(d) may be waived by the Holder upon, at the election of the Holder, not less than 61 days prior notice to the Company, and the provisions of this Section 3(d) shall continue to apply until such 61st day (or such later date as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(d) but otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or Scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

     5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may directed by the Holder, provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. CLOSING OF BOOKS. Unless required by law, the Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant.

     7.   TRANSFER, DIVISION AND COMBINATION.

          (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. In the event that the Holder wishes to transfer a portion of this Warrant, the Holder shall transfer at least 50,000 shares underlying this Warrant to any such transferee. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

          (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or

Stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     11.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

          (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and payment of the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     12. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets. Notwithstanding anything to the contrary in this
Section 12, a successor or acquiring corporation, at the closing of the succession or acquisition of the Company, may elect to purchase the entire unexercised portion of this Warrant at the value for such warrant as determined in accordance with the Black-Scholes option pricing formula; provided, however, the successor or acquiring corporation notify the Holder at least ten (10) Trading Days prior to such closing. The Holder shall have the right to exercise all or any portion of this Warrant up to and including the Trading Day immediately prior to the date set in such notice for the purchase of this Warrant.

     13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     15.  NOTICE OF CORPORATE ACTION. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchanged their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

     16. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     The Company shall not be any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without Limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     17.  MISCELLANEOUS.

          (a) GOVERNING LAW AND VENUE. This Warrant shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to its choice of law provisions. The Company and the Holder irrevocably agree to submit themselves to the in personam jurisdiction of the state and federal courts situated within Los Angeles County, State of California with regard to any controversy arising out of or relating to this Warrant, and irrevocably waive any objection to improper venue and inconvenient forum. The prevailing party in any such action or proceeding shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injunctive action shall be awarded its costs, including reasonable attorneys' fees, from the non-prevailing party.

          (b) RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          (c) NONVAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          (d) NOTICES. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (A) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on business day during normal business hours where such notice is to be received), or (B) on the second business day following the date of mailing by express Internationally recognized courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:           200 Brickstone Square, Suite 403
                             Andover, Massachusetts 01810
                             Attn: Frank P. Magliochetti, Jr., Chairman,
                             President and CEO
                             Tel: (978) 323-2500
                             Fax: (978) 656-9668

With a copy to:              Manatt, Phelps & Phillips, LLP
(which shall not constitute  11355 Olympic Boulevard
notice)                      Los Angeles, CA 94304
                             Attn: Steven M. Goldberg, Esq.
                             Tel: (310) 312-4000
                             Fax: (310) 312-4224

If to Holder:                Cappello Capital Corp.
                             100 Wilshire Boulevard, Suite 1200
                             Santa Monica, California 90401
                             Attn: Robert Deutschman
                             Tel: (310) 393-6632
                             Fax: (310) 393-4838

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto in accordance herewith.

          (e) LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          (f) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (g) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares. Subject to compliance with applicable securities laws, the Holder may distribute this Warrant (or the Warrant Shares if applicable) in whole or in part, to Cappello Group, Inc., Cappello Partners, LLC, or their respective shareholders, members or employees, in increments of no less than 50,000 Warrants (or warrant Shares if applicable), provided that for administrative purposes, there will be a maximum of ten (10) assignees or transferees, in the aggregate.

          (h) AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          (i) SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          (j) HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     18.  DEFINITIONS.

          (a) "Exchange Act" shall mean the securities Exchange Act of 1934, as amended.

          (b) "Principal Market" shall mean initially the American Stock Exchange and shall include the Nasdaq National Market, the Nasdaq Small-Cap Market and the New York Stock Exchange if the Company becomes listed and trades on such market or exchange after the date hereof.

          (c) "Registration Statement" shall mean registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to be filed with the Securities and Exchange Commission for the registration of shares of Common Stock pursuant to the Registration Rights Agreement by and between the Company and the Holder (the "Registration Rights Agreement").

          (d) "Trading Day" shall mean any day on which the Principal Market is open for business.

          (e) "Transaction Documents" shall mean the Registration Rights Agreement by and between the Company and the Holder, dated concurrently herewith, as in effect as of the date hereof.

     IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be executed by their officers thereunto duly authorized.

Dated for Reference                  MED DIVERSIFIED, INC.
as March 25,2002
                                     By:   /s/ Frank P. Magliochetti
                                           ------------------------------------
                                           Frank P. Magliochetti, Jr.
                                           Chairman, President and CEO

                                     CAPPELLO CAPITAL CORP.

                                     By:
                                           -----------------------------------
                                           Gerard K. Cappello
                                           President and CEO

                          NOTICE OF EXERCISE OF WARRANT

To:  Med Diversified, Inc.

     (1) The undersigned hereby elects to purchase_________Warrant Shares (the "Common Stock"), of Med Diversified, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                          ----------------------------


The Warrant Shares shall be delivered to the following:

                          ----------------------------

                          ----------------------------

                          ----------------------------

                                    [HOLDER]

                                     By:
                                         ----------------------------------


                                         Name:
                                              -----------------------------


                                         Title:
                                               ----------------------------


                                     Date:
                                           --------------------------------

                          NOTICE OF EXERCISE OF WARRANT
                    PURSUANT TO CASHLESS EXERCISE PROVISIONS

TO:  Med Diversified, Inc.

     Aggregate Price of Warrant Before Exercise:      $_______________________
     Aggregate Price Being Exercised:                 $_______________________
     Exercise Price: $______________________________________________ per share
     Number of Shares of Common Stock to be Issued Under this Notice:________ Remaining Aggregate Price (if any) After Issuance: $_____________________

Gentlemen:

     The undersigned, registered Holder of the Warrant delivered herewith, hereby irrevocably exercises such Warrant for, and purchases thereunder, shares of the Common Stock of Med Diversified, Inc., a Nevada corporation, as provided below. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given in the Warrant. The portion of the Exercise Price (as defined in the Warrant) to be applied toward the purchase of Common Stock pursuant to this Notice of Exercise is $_____________ , thereby leaving a remaining aggregate Exercise Price (if any) equal to $_____________. Such exercise shall be pursuant to the cashless exercise provisions of Section 3 of the Warrant; therefore, Holder makes no payment with this Notice of Exercise. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 3 of the Warrant which, by reference to
Section 3, requires the use of the high and low trading price of the Company's Common Stock on the Trading Day preceding the date of such election. The high and low trading price of the Company's Common Stock has been determined by Holder to be $____________ and $_________________ , respectively, which figure is acceptable to Holder for calculations the number of shares of Common Stock issuable pursuant to this Notice of Exercise. Holder requests that the certificates for the purchased shares of Common Stock be issued in the name of and delivered to the person(s) designated below. To the extent the foregoing exercise is for less than the full Aggregate Price of the Warrant, a replacement Warrant representing the remainder of the Aggregate Price (and otherwise of like form, tenor and effect) shall be delivered to Holder along with the share certificate evidencing the Common Stock issued in response to this Notice of Exercise.

     Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below;

                ---------------------------------

     The Warrant Shares shall be delivered to the following:

                ---------------------------------
                ---------------------------------
                ---------------------------------

                                        [HOLDER]

                                      By:
                                         ----------------------------------

                                             Name:
                                                 --------------------------


                                             Title:
                                                     ----------------------


                                             Date:
                                                      ---------------------

NOTE: The execution to the foregoing Notice of Exercise must exactly correspond to the name of the Holder on the Warrant.

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute this form and
                   supply required information.
                 Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
                   ---------------------------------------------------------

----------------------------------------------------------------------------


                                        Dated:
                                               -----------------------------


                     Holder's Signature:
                                         -----------------------------------

                     Holder's Address:
                                       --------------------------------------

Signature Guaranteed:
                       -------------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                             Cappello Capital Corp.
                       100 Wilshire Boulevard, Suite 1200
                         Santa Monica, California 90401

                                  April 9, 2002

Med Diversified. Inc.
200 Brickstone Square, Suite 403
Andover, Massachusetts 01810
Attention:   Frank P. Magliochetti, Jr.
             Chairman, President and CEO

Gentlemen:

     This letter confirms our agreement with respect to the following facts:

     Pursuant to the settlement Agreement and Mutual General Releases ("Settlement Agreement") dated March 25, 2002, and the Warrant Surrender Letter referenced therein, MED is obligated to deliver to Cappello Capital Corp. an aggregate 1,000,000 shares of MED common stock ("Shares") on the Effective Date. MED has informed Cappello that it will issue a certificate representing the
Share: registered to Cappello upon approval from the American Stock Exchange ("AMEX") for listing the Shares, as well as listing 1,500,000 shares of MED common stock underlying the Replacement Warrant ("Warrant Shares"), delivered to Cappello on the Effective Date, Capitalized terms used herein have the same meaning ascribed to them in the Settlement Agreement.

     The parties desire to set forth the protocol for issuance of the Shares post-Effective Date, It being understood that MED term remains obligated to deliver the Shares and cause its legal counsel to deliver the related Rule 144 opinion letter, and nothing herein constitutes a waiver thereof by Cappello.

     In reliance upon the foregoing facts and for other good and valuable consideration, we agree as follows:

     1. MED shall cause an application to list the Shares and the Warrant Shares to be filed with AMEX no later than Friday, April 12, 2002.

     2. MED shall use its commercial best efforts to obtain approval from AMEX for listing the Shares and the Warrant Shares. MED will arrange for its legal counsel to notify Cappello, at Cappello's request, as [ILLEGIBLE] status of the AMEX application, including any requests by AMEX for additional information, or any objections by AMEX.

     3. Within four (4) business days after receipt of approval from AMEX for listing the Shares and the Warrant Shares, MED shall cause the certificate representing the Shares to be delivered to Cappello.

     4. With respect to the proposed sale by Cappello or its designees of all or a portion of the Shares and/or Warrant Shares, at any time and from time to time, within one (1) business day after receipt by MED's legal counsel Manatt, Phelps & Phillips, or such

Med Diversified, Inc.
April 9, 2002
Page 2 of 2

Other counsel as may be designated by MED upon notice to Cappello) of the following documents: (x) a copy of a signed Rule 144 Notice of Sale regarding such Shares and/or Warrant Shares, (y) the related Seller's Representation Letter and (z) the Broker's Representation Letter (with such documents in the form previously provided to Cappello), MED shall cause its legal counsel (Manatt, Phelps & Phillips, as applicable) to deliver a signed Rule 144 opinion letter to MED and to MED's stock transfer agent, in the form of the Rule 144 opinion appended hereto.

     5. Except for satisfaction of the foregoing items, the parties confirm that all other conditions precedent set forth in the Settlement Agreement have been satisfied, all documents have been released from escrow or will be released concurrently herewith including, without limitation, the Settlement Agreement, the Registration Rights Agreement, the Replacement Warrant, the Warrant Surrender Letter, the Share Grant Letter, the S-8 stock certificates, and the opinion letter of Manatt, Phelps & Philips to Cappello, and that the Effective Date for purposes of the Settlement Agreement is April 9, 2002.

     6. Sections 10,15,16,17 and 18 of the Settlement Agreement are hereby incorporated by reference and made a part hereof as if rewritten verbatim.

     This letter agreement may be executed in counterparts each of which shall constitute an original, but together shall constitute one and the same instrument. In lieu of an original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     Please confirm your agreement with the foregoing by signing the acknowledgement below.

                                      Cappello Capital Corp.
                                      a California corporation

                                     By: /s/ Gerard K. Cappello
                                           ---------------------------------
                                           Gerard K. Cappello, President

Read and Approved
as of the date set forth above

Med Diversified, Inc.,
a Nevada corporation

By:
     ----------------------------
     (Print or Type Name)